Trust for Advised Portfolios
Supplement dated July 27, 2020
to the Statement of Additional Information dated October 31, 2019 for the
Ziegler Senior Floating Rate Fund

The Board of Trustees (“Board”) of Trust for Advised Portfolios (“Trust”) is pleased to announce that effective June 26, 2020, Brian S. Ferrie and Wan-Chong Kung were elected to serve as Trustees of the Trust and have joined the Board as Independent Trustees. An Independent Trustee is a Trustee of the Trust who is not an “interested person” of the Trust as defined in the Investment Company Act of 1940. As a result of the additions to the Board, the table providing information about the Trustees in the Statement of Additional Information is replaced in its entirety with the following:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John C. Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Insurance Acquisition Corp., Director (February 2019 to present); Founder and Managing Partner of Bent Gate Advisors, LLC (2009 to 2012).	2	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 to 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 to 2014).	2	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	2	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020).	2	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019).	2	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	2	None
(1)    Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any currently serving Trustee). Each officer serves an indefinite term until the election of a successor.
(2)    The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” includes Ziegler Senior Floating Rate Fund and Ziegler Piermont Small Cap Value Fund (offered in a separate Prospectus and SAI) (together, the “ZCM Funds”). The ZCM Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
(3)    “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.
(4)    The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)    Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that, until March 31, 2020, he was an interested person of Quasar Distributors, LLC, the Funds’ distributor.
Additionally, the following is added to Information about Each Trustee’s Qualification, Experience, Attributes or Skills:
Brian S. Ferrie’s experience in finance and compliance in the mutual fund industry gives him a strong understanding of the regulatory requirements of operating a mutual fund. He also understands the complex nature of the financial requirements, both from a regulatory and operational perspective, of managing a mutual fund. Mr. Ferrie’s background and experience provide a unique perspective to the Board.
Wan-Chong Kung’s experience managing fixed income mutual funds, with specific experience in commodities provides a diverse point-of-view for the Board. Ms. Kung also has unique experience in education as she advises student-managed bond and equity funds.
Each of Messrs. Chrystal, DiUlio, Resis, Kashmerick, Ferrie, and Ms. Kung takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Resis, Kashmerick, Ferrie, and Ms. Kung should serve as a trustee.
Finally, the information under Trust Committees is updated to note that the Audit Committee is comprised entirely of the Independent Trustees and is chaired by Mr. Chrystal.
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Change of Control Announcement
Ziegler Capital Management, LLC (“ZCM”) is the investment advisor to the Ziegler Senior Floating Rate Fund (the “Fund”). Pursuant to a transaction between 1251 Capital Group, Inc., through its subsidiary 1251 Asset Management Platform, LLC (“1251”), and Stifel Financial Corp (“Stifel”) on March 27, 2020, 1251 has acquired a controlling interest in ZCM, with ZCM management now holding a significant minority equity stake. Stifel has sold its current 100% ownership stake in ZCM.
In light of the change of control of ZCM, this caused a termination of the investment advisory agreement between the Trust, on behalf of the Fund, and ZCM under the Investment Company Act of 1940 and of the investment sub-advisory agreement between ZCM and Pretium Credit Management, LLC (“Pretium”). On June 26, 2020, Fund shareholders approved an investment advisory agreement between the Trust, on behalf of the Fund, and ZCM and Fund shareholders approved an investment sub-advisory agreement between ZCM and Pretium.

Additionally, the list of principal executive officers of ZCM under The Fund’s Investment Adviser is replaced with the following table:

Name and Office	Office
Scott A. Roberts, President and Chief Executive Officer	President and Chief Executive Officer of the Adviser
Paula M. Horn, Chief Investment Officer	Chief Investment Officer of the Adviser
John K. Brinckerhoff, Sr., Chief Marketing Officer	Sales of the Adviser
Renée M. Ansbro, Chief Financial Officer	Chief Financial Officer of the Adviser
Matthew Kowieski, Director of Operations	Director of Operations of the Adviser
Monika Singh, Chief Compliance Officer	Chief Compliance Officer of the Adviser
Greg Glidden, Chief Equity Strategist	Chief Equity Strategist of the Adviser
Devansh Patel, Managing Director	Managing Director of the Adviser
Wiley Angell, Chief Investment Officer - FAMCO Group	Chief Investment Officer - FAMCO Group

Finally, as a result of the change of control, ZCM no longer shares a common parent with the investment adviser to any other series in the Trust.

Please retain this supplement with your Statement of Additional Information